Execution Copy

EXHIBIT 10.01

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made as of this 28th day of February, 2007, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at One South Wacker Drive, Suite 3400, Chicago, Illinois 60606, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), THERMAL CARE, INC., a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”) and MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation (“Mechanical”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC and Mechanical are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.

WHEREAS, Borrowers (other than Mechanical), Agent, and the Lender signatories thereto hereto entered into that certain Amended and Restated Loan and Security Agreement dated December 15, 2006 (said Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and Lenders desire to amend and restate the Loan Agreement as provided herein, including, without limitation, to add Mechanical as an additional Borrower;

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.            Definitions. All capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.            Amended Definition. The definition of “Revolving Credit Maximum Amount” contained in Appendix A to the Loan Agreement is hereby deleted and the following is inserted in its stead:

“Revolving Credit Maximum Amount – Thirty-Eight Million Dollars ($38,000,000); provided that upon three (3) Business Days’ notice, Borrowers may reduce the Revolving Credit Maximum Amount by amounts not exceeding Two Million Dollars ($2,000,000) within any calendar year. Any such reduction shall be in a minimum amount of One Million Dollars ($1,000,000) and shall be an integral multiple

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of One Million Dollars ($1,000,000). The Revolving Credit Maximum Amount may not, however, be reduced below Ten Million Dollars ($10,000,000). Once the Revolving Credit Maximum Amount has been so reduced, it may not be subsequently increased.”

3.            Equity Proceeds. The provisions of subsection 3.3.2 notwithstanding, Agent and Lenders agree that the approximately Eighteen Million Two Hundred Fifty Thousand Dollars ($18,250,000) of proceeds Borrowers received from equity issuance consummated on or prior to February 28, 2008, shall be applied to outstanding Revolving Credit Loans and not to principal installments due on the Term Notes or the Equipment Loan Notes as otherwise provided in subsection 3.3.1.

4.            Restricted Investments. Subsection 8.2.12 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

“8.2.12 Restricted Investment. Make or have, or permit any Subsidiary of any Borrower to make or have, any Restricted Investment, except that Borrowers may invest up to Eighteen Million Dollars ($18,000,000) in any foreign subsidiary including a new foreign Subsidiary so long as (x) immediately after the applicable Borrower has made such Investment, no Event of Default has occurred and is continuing and (y) Borrowers shall have pledged to Agent for the benefit of Lenders sixty-six and two-thirds percent (66-2/3%) of the outstanding capital stock of any such new foreign Subsidiary pursuant to a pledge agreement or amendment in form and substance acceptable to Agent. So long as Borrowers shall have complied with the provisions of the preceding sentence, Agent and Lenders shall be deemed to have consented to the creation of any such new foreign Subsidiary and Borrowers shall be deemed to have complied with subsection 8.1.7 of the Loan Agreement with respect to such new foreign Subsidiary.”

5.            Assumption. (a) Mechanical hereby expressly assumes, confirms and agrees to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of a Borrower under the Loan Agreement and under any Loan Document executed and delivered or furnished, or to be executed and delivered or furnished, by any Borrower in connection therewith, and to be bound by all waivers made by any Borrower with respect to any matter set forth therein.

(b)          All references to a Borrower in any Loan Document or any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to include references to Mechanical, except for references to a Borrower relating to periods prior to the date hereof.

6.            Representations and Warranties. Mechanical hereby accepts and assumes all obligations and liabilities of Borrowers related to each representation or warranty made by Borrowers in the Loan Agreement or any other Loan Document and hereby expressly affirms, on the date hereof, for the benefit of Lenders and Agent, each of such representations and warranties. Mechanical hereby further represents and warrants and reaffirms that each representation and warranty made by it as a Borrower in the Loan Agreement is true and correct as of the date hereof except to the extent such representation or warranty relates to an earlier date. Each such representation and warranty is incorporated by reference herein in its entirety.

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7.            Security Interest. To secure the prompt payment and performance to Agent and each Lender of the Obligations, Mechanical hereby grants to Agent for the benefit of itself and each Lender a continuing Lien upon all of Mechanical’s assets, including all of the following Property and interests in Property of Mechanical, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

(i)	Accounts;
(ii)	Certificated Securities;
(iii)	Chattel Paper;

(iv)         Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(v)	Contract Rights;
(vi)	Deposit Accounts;
(vii)	Documents;
(viii)	Equipment;
(ix)	Financial Assets;

(x)          Fixtures, other than Fixtures which secure Existing Mortgage Indebtedness;

(xi)	General Intangibles, including Payment Intangibles and Software;

(xii)       Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(xiii)	Instruments;
(xiv)	Intellectual Property;
(xv)	Inventory;
(xvi)	Investment Property;
(xvii)	money (of every jurisdiction whatsoever);
(xviii)	Letter-of-Credit Rights;

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(xix)	Payment Intangibles;
(xx)	Security Entitlements;
(xxi)	Software;
(xxii)	Supporting Obligations;
(xxiii)	Uncertificated Securities; and

(xxiv)    to the extent not included in the foregoing, all other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of a security interest therein, Agent will not enforce its security interest in Mechanical’s rights under such lease or license (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon request of Agent, Mechanical will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of Agent (and to Agent’s enforcement of such security interest) in Agent’s rights under such lease or license.

8.            Further Assurances. At any time and from time to time, upon any Lender’s or Agent’s request and at the sole expense of Borrowers, Mechanical will promptly duly execute and deliver any and all further instruments and documents (including, without limitation, security agreements, financing statements, mortgages and the like) and will take such further action as such Lender or Agent may reasonably deem necessary to effect the purposes of this Agreement.

9.            Eligible Accounts and Eligible Inventory. Borrowers acknowledge and agree that Accounts and/or Inventory of Mechanical shall not be included with Eligible Accounts or Eligible Inventory unless otherwise consented to by Agent.

10.          Financial Covenants. Exhibit 8.3 to the Loan Agreement is hereby deleted and Exhibit 8.3 attached to this First Amendment is inserted in its stead.

11.          Conditions Precedent. This First Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(A)         Borrowers, Agent and Lenders shall have executed and delivered to each other this First Amendment;

(B)         Borrowers shall have executed and delivered to Agent an amended and restated Revolving Note, Term Note and Equipment Note in the forms attached to this First Amendment as Exhibits 1.1, 1.3A and 1.4;

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(C)         Mechanical shall have delivered to Agent a Certificate of the Secretary of Mechanical, together with true and correct copies of the Certificate or Articles of Incorporation and Bylaws of Mechanical, and all amendments thereto, true and correct copies of the resolutions of the Board of Mechanical authorizing or ratifying the execution, delivery and performance of this First Amendment and the other Loan Documents to be executed by Mechanical and the names of the officer or officers of Mechanical authorized to sign this First Amendment and the other Loan Documents to be executed by Mechanical together with a sample of the true signature of each such officer; and

(D)         MFRI shall have deliver to Agent (x) a supplement to Pledge Agreement with respect to the issued and outstanding capital stock of Mechanical and (y) the stock certificate for such capital stock of Mechanical together with an executed assignment separate from certificate therefor in blank.

The date on which all of the above conditions precedent have been satisfied or waived is hereinafter revered to as the “First Amendment Effective Date.” After the First Amendment Effective Date, Agent shall return the Revolving Note, the Term Note and the Equipment Note previously delivered to Agent and Bank of America, as Agent, marked “Amended and Superceded.”

12.          Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

13.          Execution in Counterparts. This First Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

14.          Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

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(Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement)

MFRI, INC.

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

MIDWESCO FILTER RESOURCES, INC.

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

PERMA-PIPE, INC.

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

THERMAL CARE, INC.

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

TDC FILTER MANUFACTURING, INC.

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

MIDWESCO MECHANICAL AND INERGY, INC.

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

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(Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement)

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Brian Conole
	Name:	Brian Conole
	Title:	Senior Vice President

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EXHIBIT 1.1

FORM OF REVOLVING CREDIT NOTE

SECURED PROMISSORY NOTE

(AMENDED AND RESTATED)

$38,000,000	Amended and Restated as of February 28, 2007 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (individually a “Borrower” and collectively “Borrowers”) promises to pay to the order of Bank of America, N.A. (“Lender”), at the principal office of Bank of America, N.A., as agent for said Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediate available funds, the principal amount of Thirty-Eight Million Dollars ($38,000,000) or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Revolving Note (the “Note”) is one of the Revolving Notes referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement among Borrowers, the lender signatures thereto (including Lender) and Bank of America, N.A. (“B of A”) as agent for such lenders (B of A, in such capacity, “Agent”) dated as of December 15, 2006 (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The rate of interest in effect hereunder shall be calculated with reference to the Base Rate or LIBOR, as applicable, as more specifically provided in the Loan Agreement. The interest due shall be computed in the manner provided in the Loan Agreement.

Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity there of shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Notwithstanding the foregoing, if any portion of the Revolving Credit Loans evidenced by this promissory note is subject to a LIBOR Option, and an extension of the maturity of any payment hereon would cause the maturity thereof to occur during the next calendar month, then such payment shall mature on the next preceding Business Day.

Exhibit 1.1-Page 1

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This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrowers or waived by Lenders or Majority Lenders (as required by the Loan Agreement) may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in subsection 10.1.8 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of Majority Lenders or Agent.

Time is of the essence of this Note. Each Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Agent or Lenders in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lenders of any right or remedy preclude any other right or remedy. Agent and/or Lenders, at its or their option, may enforce its or their rights against any collateral securing this Note without enforcing its or their rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Each Borrower agrees that, without releasing or impairing such Borrower’s liability hereunder, Agent and/or Lenders may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the state of Illinois without giving effect to the conflict of laws principles thereof.

BORROWERS:
MFRI, INC.

By:
Name:
Title:

Exhibit 1.1-Page 2

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MIDWESCO FILTER RESOURCES, INC.

By:
Name:
Title:

PERMA-PIPE, INC.

By:
Name:
Title:

THERMAL CARE, INC.

By:
Name:
Title:

TDC FILTER MANUFACTURING, INC.

By:
Name:
Title:

MIDWESCO MECHANICAL AND ENERGY, INC.

By:
Name:
Title:

Exhibit 1.1-Page 3

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EXHIBIT 1.3A

FORM OF TERM LOAN NOTE

(SECURED PROMISSORY NOTE)

$3,225,000	Amended and Restated as of February 28, 2007 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (“Borrowers”), hereby jointly and severally promises to pay to the order of Bank of America, N.A., a national banking association (hereinafter “Lender”), or its registered assigns at the office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Three Million Two Hundred Twenty-Five Thousand Dollars ($3,225,000), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

This Secured Promissory Note (the “Note”) is one of the Term Loan Notes referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of December 15, 2006, by and among Borrowers, the lender signatories thereto (including Lender), and Bank of America, N.A. (“Bank of America”) as Agent for said lenders (Bank of America in such capacity “Agent”) (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

For so long as no Event of Default shall have occurred and be continuing, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

(a)          interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

(b)          principal shall continue to be due and payable quarterly on each March 1, June 1, September 1, and December 1 thereafter in installments equal to $215,000; and

(c)          the entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the last day of the Term.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

Exhibit 1.3A - Page 1

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This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in subsection 3.3.5 or Section 4 of the Loan Agreement.

Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

MFRI, INC.

By:
Name:
Title:

MIDWESCO FILTER RESOURCES, INC.

By:
Name:
Title:

PERMA-PIPE, INC.

By:
Name:
Title:

THERMAL CARE, INC.

By:
Name:
Title:

Exhibit 1.3A - Page 2

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TDC FILTER MANUFACTURING, INC.

By:
Name:
Title:

MIDWESCO MECHANICAL AND ENERGY, INC.

By:
Name:
Title:

Exhibit 1.3A - Page 3

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EXHIBIT 1.4

FORM OF EQUIPMENT NOTE

$1,000,000	Amended and Restated as of February 28, 2007 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (hereinafter “Borrowers”), hereby promises to pay to the order of Bank of America, N.A., a National Banking Corporation (hereinafter “Lender”), or its registered assigns at the office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of One Million Dollars ($1,000,000) or such lesser principal amount of as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to Equipment Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

This Secured Promissory Note (the “Note”) is one of the Equipment Notes referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of December 15, 2006, by and among Borrowers, the lender signatories thereto and Bank of America, N.A. (“B of A”) as Agent for said lenders (B of A in such capacity “Agent”) (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

(a)          Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement; and

(b)          Principal shall be due and payable monthly commencing on the first day of the month in which the first Equipment Loan is made and continuing on the first day of each month thereafter, in installments equal to one sixtieth (1/60) of the aggregate amount of all Equipment Loans made by Lender to Borrowers on or after May 10, 2006; and

(c)          The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the last day of the Term.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

Exhibit 1.4 - Page 1

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This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in subsection 3.3.5 or Section 4 of the Loan Agreement.

Upon the occurrence and during the continuation of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

(Signature Page Follows)

Exhibit 1.4 - Page 2

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(Signature Page to Amended and Restated Equipment Note)

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

BANK OF AMERICA, N.A. ("Agent" and a "Lender")

By:
Name:
Title:
MFRI, INC. (a "Borrower")

By:
Name:
Title:

MIDWESCO FILTER RESOURCES, INC. (a "Borrower")

By:
Name:
Title:

PERMA-PIPE, INC. (a "Borrower")

By:
Name:
Title:

THERMAL CARE, INC. (a "Borrower")

By:
Name:
Title:

Exhibit 1.4 - Page 3

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TDC FILTER MANUFACTURING, INC. (a "Borrower")

By:
Name:
Title:

MIDWESCO MECHANICAL AND ENERGY, INC. (a "Borrower")

By:
Name:
Title:

Exhibit 1.4 - Page 4

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EXHIBIT 8.3

FINANCIAL COVENANTS

DEFINITIONS

Cash Flow – with respect to any fiscal period, EBITDA for such period minus (i) Capital Expenditures (excluding, however, Capital Expenditures financed by third party financing) made within such period, (ii) income taxes paid in cash in such period, (iii) Interest Expense paid in cash within such period and (iv) principal payments of Money Borrowed (other than Revolving Credit Loans) made within such period.

Consolidated Net Income (Loss) – with respect to any fiscal period, the net income (or loss) of MFRI determined in accordance with GAAP on a Consolidated basis; provided, however, Consolidated Net Income shall not include: (a) the income (or loss) of any Person (other than a Subsidiary of any Borrower) in which a Borrower or any of its wholly-owned subsidiaries has an ownership interest unless received in a cash distribution or requiring the payment of cash; (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of a Borrower or is merged into or consolidated with a Borrower; (c) all amounts included in determining net income (or loss) in respect of the write-up of assets on or after the Closing Date, including the subsequent amortization or expensing of the written-up portion of the assets; (d) extraordinary gains as defined under GAAP; and (e) gains from asset dispositions (other than sales of inventory); and any increase or decrease in expenses resulting from the implementation of FASB 146.

EBITDA – with respect to any fiscal period, the sum of Consolidated Net Income (Loss) before Interest Expense, income taxes, depreciation and amortization for such period (but excluding any extraordinary gains for such period), all as determined for Borrowers and their Subsidiaries on a Consolidated basis and in accordance with GAAP.

Fixed Charge Coverage Ratio – with respect to any fiscal period, the ratio of (i) EBITDA for such period minus Capital Expenditures (excluding, however, Capital Expenditures financed by third party financing) made within such period minus income taxes paid in cash in such period to (ii) the sum of Interest Expense paid in cash within such period plus principal payments of Money Borrowed (other than Revolving Credit Loans) made within such period.

Interest Coverage Ratio – with respect to any fiscal period, the ratio of (i) EBITDA for such period to (ii) Interest Expense paid in cash in such period, all as defined for MFRI and its subsidiaries on a Consolidated basis in accordance with GAAP.

Interest Expense – with respect to any fiscal period, interest expense paid or accrued for such period, including without limitation the interest portion of Capitalized Lease Obligations, plus the Letter of Credit and LC Guaranty fees owing for such period, all as determined for MFRI and its Subsidiaries on a Consolidated basis and in accordance with GAAP.

Exhibit 8.3 – Page 1

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COVENANTS

Minimum Fixed Charge Coverage Ratio. Borrowers shall not permit Fixed Charge Coverage Ratio for any period set forth below to be less than the amount set forth below opposite such period:

Period	Amount
9 Months Ended 10/31/06	1.10 to 1
12 Months ended 1/31/07 and the last day of each fiscal quarter thereafter	1.10 to 1

Exhibit 8.3 – Page 2

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